     SECOND AMENDMENT TO AGREEMENT TO PROVIDE
                  ADMINISTRATIVE
             SERVICES TO AN ADULT HOME

     THIS AGREEMENT is made and entered into as effective of the 1st day of January, 1997 (the
"Effective Date") by and between Painted Post
Partners, as successor in interest to P. Jules
Patt and Pamela J. Patt (the "Operator") and
Emeritus Corporation ("Emeritus").

                     RECITALS

     A. The Operator and Emeritus are parties to that Agreement to Provide Administrative Services to an Adult Home dated October 23,1995, as amended by First Amendment to Agreement to Provide
Administrative Services to Adult Home dated , 1996
(the "Agreement") with respect to that assisted living facility located at 120 Creekside Drive, Painted Post, New York and commonly known as Green
Meadows--Painted Post (the
"Facility").

     B. The Agreement provides for a term which expires on October 19,1997.

     C. The Operator and Emeritus are interested in amending the Agreement in order to tie the term of the Agreement to the term of the Lease under which the Operator has possession of the Facility.

     D. The Agreement provides that it can be amended by written agreement signed by the parties.

     NOW, THEREFORE, in consideration of the
     foregoing premises and the mutual
covenants of the parties set forth herein, IT IS
HEREBY AGREED AS FOLLOWS:

                     AGREEMENT

     1. Article IV of the Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:


     IV. TERM OF AGREEMENT: The term of this
     Agreement shall commence on October 20, 1995
     (the "Commencement Date") and shall terminate upon the expiration or sooner termination of


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     the term (which shall include the initial
     term and any renewal terms which may be
     exercised thereunder) of that Lease Agreement dated as of September 1,1996 between Health
     Care Property Investors, Inc., as lessor, and
     Painted Post Partners, as successor in
     interest to P. Jules Patt and Pamela J. Patt, unless sooner terminated upon the occurrence of an Event of Default.

     2. The first full paragraph of Article IX is hereby deleted in its entirety and the following inserted in lieu thereof:


     IX. Fee: Emeritus acknowledges and agrees that from the Commencement Date to the date of this Second Amendment to Agreement to Provide Administrative Services to Adult
     Homes, it has received a monthly fee equal to $ 15,000. Owner and Emeritus agree that from and after the Effective Date hereof, Emeritus shall receive a monthly fee equal to $20,000 for the period from January 1,1997 to December 31,1997 and thereafter the fee shall be reviewed annually and shall be such amount as may be agreed upon by Owner and Emeritus during such annual review; provided, however, that in the event Owner and Emeritus are unable to agree upon a fee, the fee shall be increased, but not decreased, on each anniversary of the Effective Date (the
     "Adjustment Date") by the percentage change in the Consumer Price Index All Cities
     (1984=100) (the "CPI") from the Effective
     Date to the Adjustment Date. In the event of a decrease in the CPI from the Effective Date to the Adjustment Date, the fee shall remain fixed at the amount in effect on the Adjustment Date until the next Adjustment
     Date on which an increase in the CPI occurs.

     3. Article XI is hereby revised to provide that the address for notices for each of Emeritus and the Operator shall be as follows:

          Emeritus Corporation 3131 Elliott Avenue
          Suite 500
          Seattle, WA 98121
          Phone:        206-298-2909
          Facsimile: 206-301-4500
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          Attention: Director of Acquisitions

          Painted Post Partners
          3131 Elliott Avenue
          Suite 500
          Seattle, WA 98121
          Phone:  206-298-2909
          Facsimile: 206-301-4500
          Attention: Raymond R. Brandstrom,
          General Partner

     4. Except as specifically set forth herein, the Agreement shall remain in full force and effect as originally executed by the parties thereto.

     IN WITNESS WHEREOF, the parties hereby
execute this Agreement as of the day and year first set forth above.




                    PAINTED POST PARTNERS

                    By:  /s/ Raymond R. Brandstrom
                        --------------------------
                    Its:  Partner

                    By:  /s/ Daniel R. Baty
                        --------------------------
                    Its:  Partner


                    EMERITUS CORPORATION

                    By:  Raymond R. Brandstrom
                         -------------------------
                    Its:  President